UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 25, 2006

E-CENTIVES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31559	52-1988332
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6901 Rockledge Drive, 6th Floor, Bethesda, Maryland	20817
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (240) 333-6100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On September 25, 2006, E-centives, Inc. (the “Company”) amended four convertible promissory notes with US Venture 05, Inc. (“US Venture 05”) for an aggregate of $5,000,000 and one convertible promissory note with Venturetec, Inc. for $500,000. On September 26, 2006, the Company also amended six convertible promissory notes with LGT Bank in Liechtenstein AG (“LGT”) for an aggregate of $320,000. The amendments changed the maturity date of each note to September 30, 2007. Previously, these notes were due on various dates ranging from September 30, 2006 to November 21, 2007.

Copies of the eleven amendments to the convertible promissory notes are filed as Exhibits 10.1 through 10.11 hereto.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See discussion in Item 3.02 below regarding the issuance of a new convertible promissory note.

Item 3.02 Unregistered Sales of Equity Securities

On September 25, 2006, the Company also issued a new convertible promissory note dated as of September 19, 2006 in the principal amount of $500,000 to US Venture 05. The terms of the note include, among other things:

•	a 10% interest rate;

•	a maturity date of September 30, 2007;

•	a conversion feature, whereby the principal amount of and accrued interest on the note is convertible at the option of the holder at any time into shares of Series C preferred stock at a conversion price of $4 per share;

•	a redemption feature, whereby the note may be redeemed by the Company at any time by payment of the principal amount of and accrued interest on the note to the holder; and

•	a security interest in substantially all of our assets, including certain patents of the Company.

The note is subordinated in right of payment to all existing and future bank indebtedness of the Company, including lease and equipment finance obligations, is senior in right of payment to all classes and series of the Company’s capital stock, and is pari passu with any and all convertible debt securities issued by the Company.

Peter Friedli, our director and largest stockholder, serves as the President of US Venture 05 and as such may be deemed to beneficially own such shares. The terms of the Series C preferred stock in which the note is convertible are identical to the terms of the shares issued in 2005 that were part of the Series C preferred stock financing commenced on March 31, 2005, which is described in the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 6, 2005. The $4 conversion price of the note is also the same as the purchase price of the shares of Series C preferred stock in such financing. The terms of the Series C preferred stock is attached hereto as Exhibit 3.1 and incorporated herein by reference.

The issuance of the convertible note was not registered under the Securities Act of 1933, as amended, in reliance upon the exemption set forth in Section 4(2) of the Securities Act relating to transactions by an issuer not involving a public offering.

A copy of the new convertible promissory note is filed as Exhibit 4.1 hereto.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

3.1	Certificate of Designations of the Powers, Preferences and Relative, Participating, Optional and other Special Rights of Series C Preferred Stock of E-centives, Inc. as filed in the Office of the Secretary of State of Delaware on March 21, 2005 (incorporated by reference to the same-numbered exhibit to the registrant’s Current Report on Form 8-K filed on April 6, 2005).

4.1	Convertible Promissory Note of the Company dated as of September 19, 2006.

10.1	Amendment No. 1 to Convertible Promissory Note between the Company and US Venture 05, dated September 25, 2006.

10.2	Amendment No. 1 to Convertible Promissory Note between the Company and US Venture 05, dated September 25, 2006.

10.3	Amendment No. 2 to Convertible Promissory Note between the Company and US Venture 05, dated September 25, 2006.

10.4	Amendment No. 3 to Convertible Promissory Note between the Company and US Venture 05, dated September 25, 2006.

10.5	Amendment No. 4 to Convertible Promissory Note between the Company and Venturetec, dated September 25, 2006.

10.6	Amendment No. 2 to Convertible Promissory Note between the Company and LGT, dated September 26, 2006.

10.7	Amendment No. 2 to Convertible Promissory Note between the Company and LGT, dated September 26, 2006.

10.8	Amendment No. 2 to Convertible Promissory Note between the Company and LGT, dated September 26, 2006.

10.9	Amendment No. 2 to Convertible Promissory Note between the Company and LGT, dated September 26, 2006.

10.10	Amendment No. 2 to Convertible Promissory Note between the Company and LGT, dated September 26, 2006.

10.11	Amendment No. 1 to Convertible Promissory Note between the Company and LGT, dated September 26, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E-CENTIVES, INC.

By:	/s/ Tracy Slavin
Tracy Slavin
Chief Financial Officer

Date: September 29, 2006

EXHIBIT INDEX

Exhibit	Description
3.1	Certificate of Designations of the Powers, Preferences and Relative, Participating, Optional and other Special Rights of Series C Preferred Stock of E-centives, Inc. as filed in the Office of the Secretary of State of Delaware on March 21, 2005 (incorporated by reference to the same-numbered exhibit to the registrant’s Current Report on Form 8-K filed on April 6, 2005).

4.1	Convertible Promissory Note of the Company dated as of September 19, 2006.

10.1	Amendment No. 1 to Convertible Promissory Note between the Company and US Venture 05, dated September 25, 2006.

10.2	Amendment No. 1 to Convertible Promissory Note between the Company and US Venture 05, dated September 25, 2006.

10.3	Amendment No. 2 to Convertible Promissory Note between the Company and US Venture 05, dated September 25, 2006.

10.4	Amendment No. 3 to Convertible Promissory Note between the Company and US Venture 05, dated September 25, 2006.

10.5	Amendment No. 4 to Convertible Promissory Note between the Company and Venturetec, dated September 25, 2006.

10.6	Amendment No. 2 to Convertible Promissory Note between the Company and LGT, dated September 26, 2006.

10.7	Amendment No. 2 to Convertible Promissory Note between the Company and LGT, dated September 26, 2006.

10.8	Amendment No. 2 to Convertible Promissory Note between the Company and LGT, dated September 26, 2006.

10.9	Amendment No. 2 to Convertible Promissory Note between the Company and LGT, dated September 26, 2006.

10.10	Amendment No. 2 to Convertible Promissory Note between the Company and LGT, dated September 26, 2006.

10.11	Amendment No. 1 to Convertible Promissory Note between the Company and LGT, dated September 26, 2006.